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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                          July 23, 2003 (July 23, 2003)
                Date of Report (Date of earliest event reported)

                               FILENET CORPORATION

                (Exact name of registrant as specified in its charter)

          Delaware                        000-15997                    95-3757924
 (State or other Jurisdiction      (Commission File Number)          (IRS Employer
      of Incorporation)                                          Identification Number)

    3565 Harbor Boulevard                                                 92626
    Costa Mesa, California                                             (Zip Code)
    (Address of principal
      executive offices)

                                 (714) 327-3400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits.

(c)      Exhibits

Exhibits:    Description of Document

  99.1       Press Release dated July 23, 2003.*

             * This exhibit 99.1 is being furnished pursuant to Item 12,  and is not deemed filed pursuant to Item 7.

Item 9.   Regulation  FD  Disclosure  (Information  furnished  under  Item 12 -
          Disclosure of Results of Operations and Financial Condition).

     Pursuant to Securities and Exchange  Commission Release No. 33-8216,  dated
March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

     On July 23, 2003, we issued a press  release,  which sets forth our results of our  operations  for the  quarter  ended June 30,  2003.  A copy of the press release  is  attached  hereto  as  Exhibit  99.1 and is  incorporated  herein by reference.  Such information shall not be deemed "filed" for purposes of Section
18 of the Securities  Exchange Act of 1934, as amended,  and is not incorporated by reference  into any filing of the  company,  whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      FILENET CORPORATION

Date:    July 23, 2003                By:                    /s/ Sam M. Auriemma
                                                    Name:    Sam M. Auriemma
                                                    Title:   Senior Vice President and
                                                             Chief Financial Officer

EXHIBIT INDEX

Exhibits:    Description of Document

  99.1       Press Release dated July 23, 2003.

                                                                    EXHIBIT 99.1

                                                      [FileNet Corporation Logo]

FOR IMMEDIATE RELEASE

                   FileNet Reports Second Quarter 2003 Results

COSTA MESA,  Calif. - July 23, 2003 - FileNet  Corporation  (Nasdaq:  FILE), the
leading  provider  of  Enterprise  Content  Management  (ECM)  solutions,  today announced financial results for its second quarter ended June 30, 2003.

Total  revenues for the second  quarter of 2003 were $87.1  million  compared to total  revenues of $88.2  million for the same period in 2002 and $87.0  million for the first quarter of 2003.  Software revenues for the second quarter of 2003 were $33.6  million  compared  to $34.4  million for the same period in 2002 and
$35.5 million for the first quarter of 2003.  Net income was $1.5 million in the second  quarter of 2003,  compared  to net income of $1.7  million in the second quarter of 2002 and $1.3  million in the first  quarter  of 2003.  Earnings  per basic and diluted  share were $0.04 for the second  quarter of 2003  compared to earnings per basic and diluted share of $0.05 for the second quarter of 2002 and
$.04 for the first quarter of 2003.

As of June 30,  2003,  FileNet  had  cash and  investments  of  $205.8  million, compared to $209.5 million at March 31, 2003. The company has no long-term debt.
During the quarter,  the company  completed its acquisition of Shana Corporation for $8.5 million in cash.

"FileNet P8, our integrated ECM  architecture,  continues to be well received by customers,  partners and industry  analysts and offers an  integrated  framework that combines content, process and connectivity," said Lee Roberts, chairman and
CEO of FileNet.  "Along with continued customer  acceptance of FileNet P8 during the second quarter,  we were positioned by Gartner Inc., in the `leader' portion of  their  Magic  Quadrants  (1) for both  Integrated  Document  Management  and
Business Process Management."

Quarterly Conference Call with Management

Lee Roberts,  chairman and chief  executive  officer,  and Sam  Auriemma,  chief financial  officer,  will  host a  conference  call for  investors  at 7:00 a.m.
Pacific Time (10:00 a.m.  Eastern)  today.  The call will be broadcast live over the  Internet.  To listen to the live  audio Web cast via the  Internet,  please follow  the  instructions  that will be  available  on the  investor  relations'
section  of  FileNet's  Web site at  http://www.filenet.com.  Alternatively,  to listen to the call live, dial (888) 821-2773 or (706) 634-7555. To listen to the replay, dial (800) 642-1687 or (706) 645-9291.  The conference call ID number is
1272665 for all calls.

About FileNet

FileNet Corporation (NASDAQ:  FILE) helps organizations make better decisions by managing  the  content  and  processes  that  drive  their  business.  FileNet's
Enterprise  Content  Management  (ECM)  solutions  allow  customers to build and
sustain   competitive   advantage   by   managing   content   throughout   their
organizations,   automating  and  streamlining  their  business  processes,  and providing the full spectrum of  connectivity  needed to simplify  their critical and everyday decision-making.

FileNet ECM solutions deliver a comprehensive set of capabilities that integrate with existing information systems to provide cost-effective solutions that solve real-world business problems.

Since the Company's founding in 1982, more than 3,900  organizations,  including
80 of the Fortune 100,  have taken  advantage of FileNet  solutions  for help in managing their mission-critical content and processes.

Headquartered  in Costa Mesa,  Calif.,  the Company  markets its  innovative ECM solutions in more than 90 countries  through its own global sales,  professional services  and  support  organizations,  as well  as via  its  ValueNet(R)Partner network of resellers, system integrators and application developers.

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995:  This release  contains  forward-looking  statements that are based on our current expectations, estimates and projections about our industry, management's beliefs  and  certain  assumptions  made by us.  Words  such  as  "anticipates,"
"expects,"  "intends," "plans," "believes," "seeks,"  "estimates," "may," "will"
and  variations of these words or similar  expressions  are intended to identify
forward-looking   statements.   In  addition,   any  statements  that  refer  to
expectations,  projections  or  other  characterizations  of  future  events  or
circumstances,   including  any  underlying  assumptions,   are  forward-looking
statements.  These  statements are not guarantees of future  performance and are subject to certain risks,  uncertainties  and assumptions  that are difficult to predict.  Therefore,  our actual  results could differ  materially and adversely from those  expressed in any  forward-looking  statements as a result of various factors.

Important factors that may cause such a difference for FileNet include,  but are not limited to, the volume of our sales and pricing concessions on volume sales;
our  ability  to  specify,  develop or  acquire,  complete,  introduce,  market, distribute  and gain market  acceptance for new products and  technologies  in a timely  manner;  the  mix of  products  and  services  sold by us;  the  timing, rescheduling or cancellation of significant  customer orders;  the loss of a key customer;  our  ability  to control  expenses;  announcements  of  technological innovations,  new  products  or  product  enhancements  by  the  company  or its competitors;  the emerging nature of the Enterprise  Content  Management market;
key management  changes;  changes in joint marketing and  development  programs;
developments  relating  to  patents  or other  intellectual  property  rights or disputes;  changing  relationships with customers,  distributors,  suppliers and strategic partners;  potential  contractual or employment issues; our ability to integrate acquired  businesses;  and general conditions in the worldwide economy and the software/technology  sector and other factors. Our Annual Report on Form
10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Forms 8-K and  other  Securities  and  Exchange  Commission  filings  discuss  some of the important  risk factors that may affect our business,  results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Note to editors:  FileNet and  ValueNet  are  registered  trademarks  of FileNet
Corporation. FileNet P8 is a trademark of FileNet Corporation. All other company or product  names  referenced  in this release may be  trademarks  or registered trademarks of their respective owners.

(1) "Magic  Quadrant for  Pure-Play  BPM,  2Q03," co authored by J. Sinur and J.
Thompson; "Magic Quadrant for Integrated Document Management,  2003" co authored by K. Shegda, T. Bell, K. Chin, M. Gilbert and D. Logan.

The  Magic  Quadrant  is  copyrighted  by  Gartner,  Inc.,  and is  reused  with permission. Gartner's permission to print or reference its Magic Quadrant should not be deemed to be an  endorsement  of any  company or product  depicted in the quadrant.  The  Magic  Quadrant  is  Gartner's  opinion  and  is  an  analytical representation  of a marketplace at and for a specific time period.  It measures vendors against Gartner-defined  criteria for a marketplace.  The positioning of vendors  within  a Magic  Quadrant  is based on the  complex  interplay  of many factors.  Gartner does not advise  enterprises to select only those firms in the
Leaders segment. In some situations, firms in the Visionary, Challenger or Niche
Player  segments  may be the  right  match  for  an  enterprise's  requirements.
Well-informed  vendor  selection  decisions  should  rely on  more  than a Magic
Quadrant.  Gartner  research is intended to be one of many  information  sources including other published  information and direct analyst  interaction.  Gartner expressly  disclaims  all  warranties,  express  or  implied  of fitness of this research  for  a  particular  purpose.

                                     # # #

Investor Contact

Greg Witter, Director, Investor Relations
FileNet Corporation
Phone: 714-327-3405
Email: gwitter@filenet.com

Media Contact:

Tom Hennessey, Director, Corporate Communications
FileNet Corporation
Phone: 714-327-5050
Email: thennessey@filenet.com

                                                                  FILENET CORPORATION

                                                    CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                        (In thousands, except per share data)

                                               Quarter Ended June 30,           Six Months Ended June 30,
                                              2003              2002              2003               2002
                                           (Unaudited)       (Unaudited)       (Unaudited)        (Unaudited)
 Revenue:
   Software                                 $   33,555        $   34,350        $   69,077        $   65,590
   Service                                      52,966            51,772           103,795           104,171
   Hardware                                        596             2,105             1,294             4,707
   Total revenue                                87,117            88,227           174,166           174,468

 Costs:
   Cost of software revenue                      3,608             2,674             6,616             4,755
   Cost of service revenue                      19,050            22,994            39,899            46,537
   Cost of hardware revenue                      1,253             1,585             2,055             3,510
 Total cost of revenue                          23,911            27,253            48,570            54,802

    Gross profit                                63,206            60,974           125,596           119,666

 Operating expenses:
   Sales and Marketing                          34,856            32,761            69,255            65,050
   Research and development                     19,680            18,924            38,982            36,229
   In-process research and development               -               400                 -               400
   General and administrative                    8,326             8,605            16,152            16,793
   Total operating expenses                     62,862            60,690           124,389           118,472

 Operating income
                                                   344               284             1,207             1,194

 Other income, net                               1,620             1,921             2,665             2,829

 Income before income taxes                      1,964             2,205             3,872             4,023

 Provision for income taxes                        512               471             1,084               925

 Net income                                  $   1,452         $   1,734        $    2,788        $    3,098

 Earnings per share:
   Basic                                     $    0.04         $    0.05        $     0.08        $     0.09
   Diluted                                   $    0.04         $    0.05        $     0.08        $     0.08

 Weighted average shares outstanding:
   Basic                                        36,173            35,543            36,057            35,452
   Diluted                                      37,296            36,741            36,960            36,983
Note:  Certain classifications have been made to prior years' balances to conform to current year's presentation.

                                                           8

                                    FILENET CORPORATION

                           CONDENSED CONSOLIDATED BALANCE SHEETS
                                      (In thousands)

                                                      June 30,          December 31,
                                                         2003                  2002
                                                  (Unaudited)           (Unaudited)
 ASSETS
 Current assets:
   Cash and cash equivalents                      $   157,330           $   130,154
   Short-term investments                              25,694                29,188
   Accounts receivable, net                            37,611                44,839
   Inventories, net                                     1,919                 2,568
   Prepaid expenses and other assets                   15,201                13,317
   Deferred income taxes                                  802                   802
   Total current assets                               238,557               220,868

 Property, net                                         30,883                34,641
 Long-term investments                                 22,814                25,864
 Goodwill                                              24,480                16,907
  Intangible assets, net                                8,606                 3,029
 Deferred income taxes                                 20,048                21,792
 Other assets                                           3,929                 4,935

     Total assets                              $      349,317        $      328,036

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
   Accounts payable                                     7,074                 7,706
   Customer deposits/advances                           4,611                 2,962
   Accrued compensation and benefits                   18,213                20,729
   Unearned maintenance revenue                        51,348                38,945
   Other accrued liabilities                           14,237                15,224
   Total current liabilities                           95,483                85,566

 Unearned maintenance revenue                           2,584                 3,565

 Total liabilities                                     98,067                89,131

 Stockholders' equity                                 251,250               238,905

  Total liabilities and stockholders' equity   $      349,317        $      328,036

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